INVESTOR PRESENTATION 2013 SECOND QUARTER

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the Company’s control. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors included in the disclosure under the heading “FORWARD-LOOKING STATEMENTS AND RISK FACTORS” in “ITEM 1A. RISK FACTORS” of A&F’s Annual Report on Form 10-K for the fiscal year ended February 2, 2013, in some cases have affected and in the future could affect the Company’s financial performance and could cause actual results for the 2013 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION All dollar and share amounts are in 000’s unless otherwise stated. Sub-totals and totals may not foot due to rounding. Due to the fifty-third week in fiscal 2012, second quarter and year to date comparable sales are compared to the thirteen and twenty six week periods ended August 4, 2012. The Company changed its method of accounting for inventory from the retail method to the cost method effective February 2, 2013. Prior year figures have been restated to reflect the cost method of accounting for inventory. 2

3 Q2 P&L SUMMARY 20122013(1) % OF NET SALES UNAUDITED UNAUDITED (RESTATED) % OF NET SALES NET SALES GROSS PROFIT OPERATING EXPENSE OTHER OPERATING INCOME, NET OPERATING INCOME INTEREST EXPENSE, NET INCOME BEFORE TAXES TAX EXPENSE NET INCOME NET INCOME PER SHARE BASIC DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC DILUTED $945,698 $951,407 592,451 569,378 (1,933) 25,006 1,546 23,460 6,409 604,122 589,368 (4,411) 19,165 1,750 17,415 6,045 11,370 $ 0.15 $ 0.14 $ 0.21 $ 0.20 17,051 77,382 79,267 82,555 83,441 100.0% 100.0% 62.3% 59.8% -0.2% 2.6% 0.2% 2.5% 0.7% 1.8% 63.9% 62.3% -0.5% 2.0% 0.2% 1.8% 0.6% 1.2% (1) 2013 includes $2.6M of pre-tax charges ($0.02 of net income per share) related to the implementation of profit improvement initiatives.

4 Q2 COMPARABLE SALES TOTAL COMPANY* GEOGRAPHIC*: US INTERNATIONAL BRAND*: ABERCROMBIE & FITCH abercrombie kids HOLLISTER Co. TOTAL COMPANY* GEOGRAPHIC*: US INTERNATIONAL BRAND*: ABERCROMBIE & FITCH abercrombie kids HOLLISTER Co. -10% -11% -7% -6% -3% -13% -12% -13% -11% -10% -4% -15% Q2 - SALES MIX YTD - SALES MIX 63.2% 63.4% 36.8% 36.6% Q2 YTD * Includes comparable store and DTC sales. U.S. Intl.

5 OPERATING EXPENSE 20122013 % OF NET SALESSECOND QUARTER % OF NET SALES bps(4) STORE OCCUPANCY(1) ALL OTHER(2) STORES AND DISTRIBUTION MARKETING, GENERAL & ADMINISTRATIVE(3) TOTAL 272,774 458,085 111,293 $192,449 $185,311 279,273 471,722 117,646 $589,368 $569,378 19.5% 90 28.7% 90 48.1% 180 11.7% 70 59.8% 250 20.3% 29.5% 49.9% 12.4% 62.3% (1) Includes rent, other landlord charges, utilities, depreciation and other occupancy expense. (2) Includes selling payroll, store management and support, other store expense, DTC, and distribution center costs. (3) 2013 includes $2.6M of charges related to the implementation of profit improvement initiatives. (4) Rounded based on reported percentages.

6 Q2 ANALYSIS 2013 OPERATING INCOME 2012 OPERATING INCOME (RESTATED)SALES SALES U.S. STORES(1) INTERNATIONAL STORES(1) DIRECT TO CONSUMER MARKETING, GENERAL AND ADMINISTRATIVE EXPENSES(2) STORE PRE-OPENING COSTS(3) ALL OTHER, NET(4) TOTAL $504,674 $562,105 286,727 261,625 154,297 127,677 - - - - - - $945,698 $951,407 $58,973 $70,658 69,359 83,886 55,008 43,456 (117,646) (111,293) (5,688) (15,370) (40,842) (46,330) $19,165 $25,006 11.7% 12.6% 24.2% 32.1% 35.7% 34.0% (1) Operating Income for U.S. Stores and International Stores is reported on an aggregate four-wall basis, and excludes pre-opening costs. Also includes third party sell-off of excess merchandise. (2) 2013 includes $2.6M of charges related to the implementation of the profit improvement initiatives. (3) Store Pre-Opening Costs include pre-opening rent, payroll, travel and other expenses. (4) All other includes Store Management Support, DC and Other Expense, net of Other Income.

7 SHARE REPURCHASES 349.7 2,033.0 - - $16,305 $99,501 - - $46.63 $48.94 - - 3,300.0 $161,215 $48.85 $48.60 - $104,283 - $34.47 $56,166 $45.94 $115,806 $321,664 $42.62 1,222.7 2,382.7 7,547.9 - 3,025.2 SHARES REPURCHASED SHARES REPURCHASED COST COSTAVERAGECOST AVERAGE COST FY 2013 FY 2012 FIRST QUARTER SECOND QUARTER THIRD QUARTER FOURTH QUARTER TOTAL

8 INTERNATIONAL HOLLISTER STORE COUNT - CUMULATIVE 2007 3 3 6 9 6 9 12 12 12 26 29 31 77 107 116 11 17 18 5 8 9 8 12 12 1 1 1 2 3 3 1 2 2 2 2 2 4 7 8 3 6 6 2 4 6 2 2 1 1 1 1 2 19 38 4 3 3 3 10 18 1 1 2008 2009 2010 2012 20132011HOLLISTER CANADA UK GERMANY ITALY SPAIN IRELAND SWEDEN HONG KONG BELGIUM FRANCE AUSTRIA CHINA S. KOREA NETHERLANDS POLAND AUSTRALIA TOTAL YEAR END Q2 END

Q2 STORE OPENINGS

BRAND	CENTER	CITY	DATE
A&F / kids	ASHFORD DESIGNER OUTLET	ASHFORD, UK	5/9/13
A&F / kids	PRESTIGE OUTLET CHESTERFIELD	CHESTERFIELD, MO	8/2/13
HOLLISTER	BONDI JUNCTION	SYDNEY, AUS	5/9/13
HOLLISTER	LE BEFANE	RIMINI, IT	5/23/13
HOLLISTER	TAIKOO LI SANLITUN	BEIJING, CN	6/29/13
HOLLISTER	MIXC HANGZHOU	HANGZHOU, CN	8/1/13



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10 THIRD QUARTER: COMPARABLE SALES DOWN SLIGHTLY MORE THAN SECOND QUARTER DILUTED EPS IN THE RANGE OF $0.40 - $0.45* GUIDANCE UPDATES * EPS estimate does not reflect the impact of potential impairment and store closure charges, or additional charges related to the implementation of the Company’s profit improvement initiatives.

11 Q2 STORE COUNT ACTIVITY * End of Q2 2013 includes 28 Gilly Hicks stores, 20 in the U.S. and eight in Europe. * Asia includes Australia. TOTAL U.S. CANADA EUROPE ASIA*ALL BRANDS* HOLLISTER CO. ABERCROMBIE & FITCH abercrombie kids START OF Q2 2013 OPENINGS CLOSINGS END OF Q2 2013 START OF Q2 2013 OPENINGS CLOSINGS END OF Q2 2013 START OF Q2 2013 OPENINGS CLOSINGS END OF Q2 2013 START OF Q2 2013 OPENINGS CLOSINGS END OF Q2 2013 1,053 909 18 116 16 113 13 18 8 2 3 - 3 - - - - - - - - - - -- -- -- - - - 3 - -(4) (4) 2 2 1 1 1 1 (1) (1) (3) (3) 1,057 907 283 149 593 481 12 1 91 9212478594 4 - 144 150 144 264 285 265 4 4 4 2 2 4 3 9 12 4 12 11